SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              March 12, 1998
                                                         -----------------------

                     The Jones Financial Companies, L.L.L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

         0-16633                                         43-1450818
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(Commission File Number)                    (I.R.S. Employer Identification No.)


        12555 Manchester Road, St. Louis, Missouri      63131-3729
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         (Address of Principal Executive Offices)       (Zip Code)


                                 (314) 515-2000
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              (Registrant's Telephone Number, Including Area Code)


                    The Jones Financial Companies, L.P., LLP
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          (Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events.

     The  Registrant  has  changed  its name to The Jones  Financial  Companies,
L.L.L.P. and revised its governing document by adopting its Ninth Amended and Restated Agreement of Registered Limited Liability Limited Partnership, dated as of April 1, 1998, which is attached hereto as Exhibit 3 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

               Exhibit            Description
               -------            -----------
                 3                Ninth Amended and Restated Agreement
                                  of Registered Limited Liability Limited
                                  Partnership of The Jones Financial
                                  Companies, L.L.L.P., dated as of April 1, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Jones Financial Companies, L.L.L.P.
                                    ---------------------------------------
                                                   (Registrant)


Date:    March 12, 1998             By:   /s/ John W. Bachman
                                       ------------------------------------
                                           John W. Bachmann
                                           Managing Partner

                                  EXHIBIT INDEX


Exhibit Number       Description                                       Page

3                    Ninth Amended and Restated Agreement                5
                     of Registered Limited Liability Limited
                     Partnership of The Jones Financial
                     Companies, L.L.L.P., dated as of April 1, 1998